LEASE AGREEMENT

This Agreement is made on ___September _7_, 2013, by and between

Whitetown Realty, LLC, with an address of 30 Hillview Road, Lincoln Park, New Jersey 07035

herein designated as the Landlord, and

Edible Garden Corp, with an address of 283 Route 519, Belvidere, New Jersey 07823

herein designated as the Tenant;

WITNESSETH that, the Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord, the following described Premises:

A steel building approximately 80 feet x 120 feet at the front of the farm located at 283 Route 519, Belvidere, New Jersey 07823 and approximately 5 acres of greenhouse space at the front of the farm located at 283 Route 519, Belvidere, New Jersey 07823

(the "Leased Premises" or "Premises") for a term of 24 months, commencing on January 1, 2014, and ending on December 31, 2015 (the "Lease Expiration Date") to be used for greenhouse growing and packing and shipping produce and plant product.

The Tenant will not install, place, locate or in any way cause to be installed, placed or located any outdoor storage of any kind or any manner in the front of the property located at 283 Route 519, Belvidere, New Jersey 07823. It is the understanding of the parties that outdoor storage includes, but is not limited to, sheds, barns, containers, whether open or closed, and garbage dumpsters of any size and any type whatsoever.

The Tenant will not park, place, or in any way cause to be parked or placed any trailers, whether open or closed, whether operable or not, nor will the Tenant park, place or in any way cause to be parked or placed any trucks of any kind, whether operable or not, in the front of the property located at 283 Route 519, Belvidere, New Jersey 07823.

Upon the following Conditions and Covenants:

1st: Rent.

During the term of this Lease, the Tenant shall pay to the Landlord Rent in advance on the first day of each calendar month in installments, due and payable without demand or offset or deduction, in the amount(s) set forth below; except that if the Commencement Date occurs on a date other than the first day of a calendar month, then the Rent for the

fraction of the month starting with the Commencement Date shall be paid on such Commencement Date, prorated on the basis of a thirty (30) day month:

Tenant shall pay to Landlord during the 12 months of the term of this Lease Rent in the amount of $156,000.00, which rent shall be payable in advance on the first day of each calendar month in installments of $13,000.00 each.

In the event that Rent is not paid within ten (10) days of its due date, in addition to any other remedy Landlord may have, Landlord shall be entitled to a late fee of five (5%) percent of the monthly payment with said late fee constituting additional rent due with the monthly rent payment. The Tenant must also pay a fee of $30.00 as additional rent for any dishonored check.

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2nd: Maintenance and Repair.

The Tenant has examined the Premises and has entered into this Lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall commit no act of waste and shall take good care of the premises, fixtures and appurtenances therein, and shall, in the use and occupancy of the premises, conform to all laws, orders and regulations of the federal, state, county and municipal governments or any agency or department thereof. Tenant shall make all necessary repairs, not including structural repairs, to the premises at the Tenant's sole cost and expense to preserve the premises in good condition and working order. This shall include, but shall not be limited to, maintaining, repairing and/or replacing all heating, ventilation, air-conditioning, electrical, lighting, plumbing and/or septic systems, fixtures, non-structural walls, roof, flooring, and other systems, items and otherwise which are non-structural in nature. All of the Tenant's repairs shall be of first class quality and done in a good and workmanlike manner and be performed by such contractors that have been approved by the Landlord. At the end of or other expiration of the Term hereof, Tenant will deliver up the premises in good order and condition, wear and tear from reasonable use thereof, and damage by the elements not resulting from the neglect or fault of Tenant, excepted. The Tenant will neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but will keep, repair, replace and/or maintain the same in a clean condition, free from debris, trash, refuse, snow and ice.

3rd: Compliance With Laws.

The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said Leased Premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said Leased Premises, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire

Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said Leased Premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

4th: Assignment/Sublease/Use.

The Tenant shall not assign, mortgage or hypothecate this Lease, nor sublet or sublease the Leased Premises or any part thereof.

5th: Alterations and Improvements.

No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the Leased Premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the said Leased Premises, shall belong to and become the property of the Landlord and shall be surrendered with the Leased Premises and as part thereof upon the expiration or sooner termination of this Lease, without hindrance, molestation or injury, unless same can be and is removed by Tenant at the expiration of the Lease without damage to the Leased Premises.

6th: Casualty.

In case of fire or other casualty, the Tenant shall give immediate notice to the Landlord. If the Leased Premises shall be partially damaged by fire, the elements or other casualty, the Landlord shall repair the same (to the extent of Landlord's obligation as set forth in Paragraph 2nd above) as speedily as practicable, but the Tenant's obligation to pay the Rent hereunder shall not cease. If, in the opinion of the Landlord, the Leased Premises be so extensively and substantially damaged as to render them untenantable, then the Rent shall cease until such time as the Leased Premises shall be made tenantable by the Landlord. However, if, in the opinion of the Landlord, the Leased Premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the Rent shall be paid up to the time of such destruction and then and from thenceforth this Lease shall come to an end. In no event however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the Rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall all be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs

hereunder, and such insurance carriers shall have no recourse against the Landlord for reimbursement.

7th: Entry Onto Leased Premises.

The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said Leased Premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Land-lord to make such inspection or repairs.

8th: Signage.

The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said Leased Premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said Leased Premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

9th: Non-Liability of Landlord.

The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, air conditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of Tenant or any other tenant or any other tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the landlord, of any services to be furnished or supplied by the Landlord.

10th: Mortgages.

This Lease shall not be a lien against the said Leased Premises in respect to any mortgages that may hereafter be placed upon said Leased Premises. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this Lease, irrespective of the date of recording and the Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, to

further effect the subordination of this Lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of canceling this Lease, and the term hereof is hereby expressly limited accordingly.

11th: Liability Insurance.

Tenant shall, during the Lease Term hereof, and any renewals or extensions keep in full force and effect for the benefit of the Landlord and at Tenant's sole cost and expense general public liability and property damage insurance with respect to the Leased Premises, and the business conducted by Tenant in the Leased Premises, against any claims for bodily injury, death or property damage, occurring on, in or about the Leased Premises or on, in or about the adjoining streets, property and passageways, in which the public liability shall be not less than $1,000,000/$2,000,000 with respect to bodily injury and in which the property damage liability shall be not less than $500,000.

12th: Policy of Insurance.

(a) All insurance provided for in this Lease should be effected under enforceable policies issued by insurers of recognized responsibility licensed to do business in the State of New Jersey. The Tenant within fifteen (15) days of obtaining any policies as provided for herein will deliver to Landlord copies of such policies. With fifteen (15) days after the premium on any policy shall become due and payable, Tenant shall furnish Landlord with satisfactory evidence of its payment.

(b) All policies of insurance required to be maintained by the Tenant shall name the Landlord and any persons, firms or corporations designated by Landlord as the insured as their respective interests may appear. If the Landlord so requires, the policies of insurance shall be payable to the holder of any mortgage, as the interest of such holder may appear pursuant to a standard mortgagee clause. All such policies shall, to the extent obtainable, contain an agreement by the insurers that such policies shall not be canceled without at least ten (10) days' prior written notice to both the Landlord and Tenant.

13th: Indemnification of Landlord.

The Tenant agrees to and shall defend, save, hold and keep harmless and indemnify the landlord from any and all payments, expenses, costs, attorneys' fees and from and for any and all claims and liability for losses or damages to property or injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the Tenant or the Tenant's agents, successors, employees, licensees, or for any other cause or reason whatsoever arising out of or by reason of the occupancy by the Tenant and the conduct of the Tenant's business. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by Landlord in enforcing the covenants and agreements in this Lease. Notwithstanding the language herein, the Tenant

is not obligated to defend, indemnify, save and hold harmless the Landlord, and its employees and representatives, for any injury or damage which is caused by the negligence, gross negligence or willful misconduct of the Landlord, its employees or representatives, successors or licensees.

14th: Failure to Obtain Insurance; Increase In Insurance.

If for any reason it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements of the Leased Premises, in an amount and in the form and with insurance companies reasonably acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this Lease and the term hereof, upon giving to the Tenant fifteen days notice in writing of the Landlord's intention so to do, and upon the giving of such notice, this Lease and the term thereof shall terminate. If by reason of the use to which the Leased Premises are put by the Tenant or character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand, pay to the Landlord, as Rent, the amounts by which the premiums for such insurance are increased. Such payment shall be paid with the next installment of Rent but in no case later than one month after such demand, whichever occurs sooner.

15th: Utilities.

Tenant shall pay before delinquency, at its sole cost and expense, all charges for water, oil, gas, electricity, power, telephone service, and garbage and rubbish removal charged or attributable to the Leased Premises, and all other charges for services, connections or utilities of whatsoever kind or nature used in, upon or about the Leased Premises by Tenant during the Term hereof. If not paid, such rents or charges will be added to and become payable as additional rent with installments of rent next due or within 30 days of demand therefore, whichever occurs sooner. In no event shall Landlord be liable for an interruption or failure in the supply of any such utilities or services to the Leased Premise.

16th: Condemnation.

If the land and Premises leased herein, or of which the Leased Premises are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or, if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said Leased Premises or any portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said land and Leased Premises or any portion thereof, then this Lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the

Tenant to damages, if any, are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and Leased Premises or any portion thereof. The Tenant covenants and agrees to vacate the said Leased Premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach thereof.

17th: Default of Tenant.

If there should occur any default on the part of the Tenant in the performance of any conditions and covenants herein contained, or if during the term hereof the Leased Premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefor, or for damages, re-enter the said Leased Premises and the same have and again possess and enjoy; and as agent for the Tenant or otherwise, re-let the Leased Premises and receive the Rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the Rents due hereunder. The Tenant shall remain liable for such Rents as may be in arrears and also the Rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the Rents reserved hereunder and the Rents, if any, received by the Land-lord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.

18th: Remedies of Landlord upon Default.

Upon the occurrence of any of the contingencies set forth in the preceding clause, or should the Tenant be adjudicated a bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this Lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this Lease and the term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, five days notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this Lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this Lease for the expiration hereof; and the Landlord shall have the

right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damages.

19th: Abandonment of Property.

Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this Lease, or upon any quitting, vacating or abandonment of the Leased Premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

20th: Performance by Landlord.

If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within Lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of Rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenant and conditions in this Lease contained.

21st: Interruption of Services.

This Lease and the obligation of the Tenant to pay the Rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

22nd: Invalidity.

The terms, conditions, covenants and provisions of this Lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

23rd: Remedies Cumulative.

The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this Lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Land-lord of any installment of Rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

24th: Notices.

All notices required under the terms of this Lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this Lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

25th: Covenant of Landlord.

The Landlord covenants and represents that the Landlord is the owner of the Leased Premises herein leased and has the right and authority to enter into, execute and deliver this Lease; and does further covenant that the Tenant on paying the Rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the Leased Premises for the term aforementioned.

26th: Entire Lease.

This Lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant. The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the pro-visions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular pro-visions of the applicable statutes or regulations were set forth herein at length.

27th: Gender.

In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seals to be hereto affixed, the day and year first above written.

Landlord

By: David Vande Vrede

EDIBLE GARDEN CORP **Tenant**

By: Ken VandeVrede

Title: President